UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: September 22, 2023

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

13575 58th Street North, Suite 200 Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 22, 2023, Water On Demand, Inc. (“WODI”), a subsidiary of OriginClear, Inc. (“OCLN”), merged with and into WODI Acquisitions, Inc., a wholly owned subsidiary of Progressive Water Treatment, Inc. (“PWT”), a subsidiary of OCLN. As a result, WODI became a subsidiary of PWT.

In connection with the merger of WODI and PWT, WODI, PWT and Fortune Rise Acquisition Corporation (“FRLA”) entered into an amendment to the non-binding Letter of Intent (“LOI”) that was previously executed on January 5, 2023 to now designate PWT as the new target of the acquisition. Under the revised/amended LOI, FRLA proposes to acquire all of the outstanding securities of PWT, based on certain material financial and business terms and conditions being met. The LOI is not binding on the parties and is intended solely to guide good-faith negotiations toward definitive agreements.

Item 7.01	Regulation FD Disclosure.

On September 28, 2023, OCLN issued a press release which announced the amendment of its previously-announced LOI and the assignment of the LOI to PWT as the parent company of WODI. As a result, FRLA now proposes to acquire all of the outstanding securities of PWT, based on certain material financial and business terms and conditions being met. A copy of the press release is attached hereto as Exhibit 99.1.

The furnishing of the press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued September 28, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

September 28, 2023	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer